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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
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             (Exact name of registrant as specified in its charter)



                               September 16, 1996
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                Date of Report (Date of earliest event reported)



Delaware                      33-96990           13-3770955
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(State or other jurisdiction  (Commission File   (I.R.S. Employer Identification
of incorporation)             Number)            No.)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
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              (Registrant's telephone number, including area code)
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Item 5. Other Events

         On September 16 and October 15 of 1996, the Principal and Interest collected during each of the preceding calendar months, respectively, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Yield Supplement Agent, Payahead Agent and Class A Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1995-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the August 1996 collection period (the "August Statement") and the September 1996 collection period (the "September Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. Copies of the August Statement and September Statement are being filed as Exhibit 28.1 and
28.2 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit No.      Description

               28.1             Statement for Class A and Class B
                                Certificateholders for the
                                August 1996 Collection Period

               28.2             Statement for Class A and Class B
                                Certificateholders for the
                                September 1996 Collection Period

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Auto Grantor Trust 1995-A
                                                (Registrant)

                              By: Mercedes-Benz Credit Corporation, as Servicer


Date:  October 31, 1996       By:  /s/   David A. Klanica
                                  --------------------------------------
                                  Name:  David A. Klanica
                                  Title: Director of Accounting Services


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                                INDEX TO EXHIBITS

Exhibit No.         Description

    28.1 Statement for Class A and Class B Certificateholders for the August 1996 Collection Period

    28.2 Statement for Class A and Class B Certificateholders for the September 1996 Collection Period

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